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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2007

MOVIE STAR, INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-5893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1115 Broadway, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (212) 684-3400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On May 10, 2007, Movie Star, Inc. (‘‘Company’’) issued a press release discussing its financial results for the three and nine months ended March 31, 2007, a copy of which is annexed as Exhibit 99.1 hereto. Included in the press release is information relating to the anticipated closing of the transactions contemplated by the Agreement and Plan of Merger and Reorganization, dated as of December 18, 2006 (the ‘‘Merger Agreement’’) by and among the Company, FOH Holdings, Inc. and Fred Merger Corp.

Important Additional Information Will be Filed with the SEC

In connection with the transactions contemplated by the Merger Agreement, the Company will prepare a proxy statement for the Company’s shareholders to be filed with the Securities and Exchange Commission (‘‘SEC’’). Before making any voting decision, the Company’s shareholders are urged to read the proxy statement carefully in its entirety when it becomes available because it will contain important information about the proposed transaction. The Company’s shareholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Movie Star, Inc., 1115 Broadway, New York, NY 10010, telephone: (212) 798-4700.

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2005 Annual Meeting, which was filed with the SEC on October 25, 2005. Shareholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the transactions contemplated by the Merger Agreement, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transactions contemplated by the Merger Agreement, which will be filed with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated May 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2007	MOVIE STAR, INC.
	By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer
(Principal Financial and Accounting Officer)